Rule 497(e)
                                                          SEC File No. 333-23459


SUPPLEMENT DATED SEPTEMBER 27, 1999
to the Prospectus of The Amerigo Fund and The Clermont Fund Class C dated August 31, 1999.
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The prospectus is amended as follows:

On page 16 of the prospectus, the "Example" expenses for The Clermont Fund Class C shares are as follows:

     your cost of investing in the fund would be:

                 1 Year             3 Years          5 Years           10 Years
                 ------             -------          -------           --------
     Class C      $321              $1,111           $2,016            $4,334

     You would pay the following expenses if you did not redeem your shares:

                 1 Year             3 Years          5 Years           10 Years
                 ------             -------          -------           --------
     Class C      $218              $1,111           $2,016            $4,334

     Of course, your actual cost may be higher or lower.

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On page 21 of the prospectus, the "Who Manages the Fund" section should include the following paragraph after the "Management Fees" section:

     DISTRIBUTOR. CLS Distributors, Inc. (the "distributor"), 14747 California Street, Omaha, NE 68154-1979, an affiliate of the manager, serves as the distributor of the shares of the funds.

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On page 31 of the prospectus, the "Systematic Withdrawal" section should be amended as follows:

     SYSTEMATIC WITHDRAWAL PROGRAM. This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Trust in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly, or annually. To sign up, complete the appropriate section of your New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

     If you have purchased Class C shares, withdrawals under this program from your account will be subject to any CDSC that applies, with the following exceptions. No CDSC will be charged on withdrawals:

     o that involve a distribution from an IRA or other qualified retirement plan after attaining age 591/2; or

     o in an amount that does not exceed 10% annually of the "initial account value" -i.e., the value of your account at the time you elect to participate in this program, and thereafter, the value of your account as of the first day of any calendar year.

     You may make additional investments and may change or stop the program at any time. There is no charge for this program.


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SUPPLEMENT DATED SEPTEMBER 27, 1999
to the Prospectus of The Amerigo Fund and The Clermont Fund Class N dated August 31, 1999.
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The prospectus is amended as follows:

On page 27 of the prospectus, the "Financial Highlights" should include the following paragraph:

     The financial highlights tables are intended to help you understand the funds' financial performance for the past 2 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividend and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report, which is available upon request.